                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Sterling Bancshares, Inc. on Form S-4 of our report dated March 12, 1999, appearing in the Annual Report on Form 10-K of Sterling Bancshares, Inc. for the year ended December 31, 1998.

We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP
    DELOITTE & TOUCHE LLP


Houston, Texas
September 3, 1999